Exhibit 99.4

FORM OF
NOMINEE HOLDER CERTIFICATION

ENCORIUM GROUP, INC.

3,401,151 SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of rights (the “Subscription Rights”) to purchase shares of common stock, par value $0.001 per share, of Encorium Group, Inc. (the “Company”), pursuant to the rights offering described in the Company’s Prospectus dated August 24, 2010 (the “Prospectus”), hereby certifies to the Company and American Stock Transfer & Trust Company, LLC, as subscription agent for the rights offering, that (a) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to basic subscription rights (as described in the Prospectus), (b) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the over-subscription privilege (as described in the Prospectus), listing separately below the number of shares owned on the record date, the number of shares subscribed for pursuant to basic subscription rights and the number of shares subscribed for pursuant to the over-subscription privilege for each beneficial owner (without identifying any such beneficial owner), and (c) with respect to the exercise of the over-subscription privilege described in (b) above, each such beneficial owner’s basic subscription rights have been exercised in full:

NUMBER OF SHARES OWNED ON THE RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHTS	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO THE OVER- SUBSCRIPTION PRIVILEGE

Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
Name:
Title:

Provide the following information if applicable:

Depository Trust Company (“DTC”)
Participant Number

Participant

By:
Name:
Title:
DTC Basic Subscription Confirmation Number(s)